Supplement dated June 22, 2026 to the Statement of Additional Information, dated February 1, 2026, as may be revised or supplemented from time to time, for the following fund:

LOOMIS SAYLES GLOBAL BOND FUND

(the “Fund”)

Effective July 1, 2026, the Fund’s Board of Trustees approved a proposal to simplify the Fund’s management fee rate. The management fee rate will be 0.52% on the first $1 billion of assets, 0.48% on the next $1 billion in assets and 0.40% of amounts in excess of $2 billion in assets. The table regarding advisory fee rates within the sub-section “Advisory Agreements” in the section “Investment Advisory and Other Services” is amended and restated with respect to the Fund as follows:

Fund	Rate
Loomis Sayles Global Bond Fund	0.52% of the first $1 billion 0.48% of the next $1 billion 0.40% of amounts in excess of $2 billion

Supplement dated June 22, 2026 to the Statement of Additional Information, dated May 1, 2026, as may be revised or supplemented from time to time, for the following fund:

LOOMIS SAYLES INCOME FUND

(the “Fund”)

Effective July 1, 2026, the Fund’s Board of Trustees approved a proposal to simplify the Fund’s management fee rate. The management fee rate will be 0.59% of the first $3 billion of assets and 0.48% of the amounts in excess of $3 billion in assets. The table regarding advisory fee rates within the sub-section “Advisory Agreements” in the section “Investment Advisory and Other Services” is amended and restated with respect to the Fund as follows:

Fund	Rate
Loomis Sayles Income Fund	0.59% of the first $3 billion 0.48% of amounts in excess of $3 billion